                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 25, 2003


                           NCT Funding Company, L.L.C.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 -----------------------------------------------
                 (State or other jurisdiction of incorporation)


       000-30501                                          22-3634043
 ----------------------                        ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


                                   1 CIT Drive
                          Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (973) 740-5000


                                       N/A

         (Former name or former address, if changed since last report.)




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Item 5. Other Events.
        ------------

         NCT Funding Company, L.L.C. (the "Trust Depositor") registered the issuance of receivable-backed notes pursuant to Rule 415 under the Securities Act of 1933, as amended by a Registration Statement on Form S-3 (Registration File No. 333-53688) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, the Trust Depositor caused CIT Equipment Collateral 2003-EF1 to issue on September 25, 2003, $275,000,000 aggregate principal amount of Class A-1 1.3875% Receivable-Backed Notes, $157,000,000 aggregate principal amount of Class A-2 1.49000% Receivable-Backed Notes, $287,253,376 aggregate principal amount of Class A-3 Floating Rate Receivable-Backed Notes, $21,750,000 aggregate principal amount of Class B 2.29000% Receivable-Backed Notes, $23,710,929 aggregate principal amount of Class C 3.98000% Receivable-Backed Notes and $25,650,000 aggregate principal amount of Class D 4.96000% Receivable-Backed Notes (the "Notes").

         The Notes have the benefit of certain funds deposited in a reserve account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.2 (the "Pooling and Servicing Agreement").

         Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.
        ---------------------------------

(c) Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

Exhibit No.     Description
-----------     -----------
   1.1          Underwriting Agreement among NCT Funding Company, L.L.C., CIT
                Financial USA, Inc., Wachovia Capital Markets, LLC and J.P.
                Morgan Securities Inc. each on behalf of itself and as
                representative of the several underwriters, dated September 17,
                2003.

   4.1          Amended and Restated Trust Agreement between NCT Funding
                Company, L.L.C. as Trust Depositor and M&T Trust Company of
                Delaware as Owner Trustee, dated as of August 1, 2003.

   4.2          Pooling and Servicing Agreement among CIT Equipment Collateral
                2003-EF1 as Issuer, NCT Funding Company, L.L.C. as Depositor,
                CIT Financial USA, Inc. in its individual capacity, and The CIT
                Group/Equipment Financing, Inc. as Servicer, dated as of August
                1, 2003.

  10.1 Administration Agreement among CIT Equipment Collateral 2003-EF1 as Issuer, The CIT Group/Equipment Financing, Inc. as



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
                Administrator, NCT Funding Company, L.L.C. as Trust Depositor, and The Bank of New York as Indenture Trustee, dated as of August 1, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NCT Funding Company, L.L.C.


                                           By:  /s/ Barbara Callahan
                                                ------------------------
                                                Name:   Barbara Callahan
                                                Title:  Vice President

Dated: October 3, 2003




                       STATEMENT OF DIFFERENCES

The section symbol shall be expressed as....................................'SS'